UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

LAVA Therapeutics N.V.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

As previously announced, LAVA Therapeutics N.V., a public limited liability company (naamloze vennootschap) organized under the laws of the Netherlands (“LAVA”), has entered into a share purchase agreement, dated as of August 3, 2025 (the “Purchase Agreement”), with XOMA Royalty Corporation, a Nevada corporation (“XOMA”). Pursuant to the Purchase Agreement, XOMA has, on August 15, 2025, commenced a tender offer (the “Offer”) to purchase all of the issued and outstanding common shares, par value €0.12 per share (the “Shares”), in the capital of LAVA for a price per Share of $1.16 (the “Base Price Per Share”) plus an additional amount of cash of up to $0.08 per Share (such amount as finally determined in accordance with the Purchase Agreement, the “Additional Price Per Share,” and together with the Base Price Per Share, the “Cash Amount”) plus one contingent value right (“CVR”) per Share, which shall represent the right to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement, payable subject to any applicable tax withholding and without interest (together with the Cash Amount, the “Offer Consideration”). In connection with the Offer, XOMA has filed an Offer to Purchase, the related Letter of Transmittal and other relevant documents with respect to the Offer (the “Offer Documents”) with the U.S. Securities and Exchange Commission (the “SEC”). LAVA has concurrently filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”).

LAVA shareholders should refer to the Offer Documents and the Schedule 14D-9 for more information with respect to the Offer. A proxy statement with respect to the extraordinary general meeting of LAVA shareholders to be convened pursuant to the Purchase Agreement will be filed at a later date. Shareholders of LAVA are urged to read the proxy statement and other materials carefully when they become available because they will contain important information that persons should consider before making any voting decision.

Additional Information and Where to Find It

This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell common shares of LAVA or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). LAVA intends to file with the SEC a definitive proxy statement in connection with an extraordinary general meeting of shareholders of LAVA, at which the LAVA shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions with XOMA referenced in this communication, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDNG THE EXTRAORDINARY GENERAL MEETING AND THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES (INCLUDING THE TERMS AND CONDITIONS OF THE OFFER) OR MAKING ANY VOTING DECISION FOR THE EXTRAORDINARY GENERAL MEETING. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “SEC Filings” subsection of the “Financial Information” section of the Company’s website at https://ir.lavatherapeutics.com/.

Participants in the Solicitation

LAVA, its directors and executive officers and other members of its management and employees, as well as XOMA and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from LAVA’s shareholders in connection with the EGM Proposals. Information about LAVA’s directors and executive officers and their ownership of LAVA’s common shares is set forth in the definitive proxy statement for LAVA’s 2025 annual general meeting of shareholders, which was filed with the SEC on April 28, 2025 and revised on May 27, 2025. Information about XOMA’s directors and executive officers is set forth in the proxy statement for XOMA’s 2025 annual meeting of shareholders, which was filed with the SEC on April 15, 2025. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of LAVA’s directors and executive officers in the transaction, which may be different than those of LAVA’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Forward-Looking Statements

This communication contains “forward-looking statements,” including, but not limited to, statements regarding the Company’s beliefs and expectations and statements about the proposed transaction, including the benefits of the proposed transaction; filings and approvals relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the potential payment of proceeds to the Company’s shareholders, if any, pursuant to the CVR Agreement; and the ability and timing to complete the proposed transactions considering the various closing conditions and the consideration to be received by the Company under the Purchase Agreement. These statements may be identified by their use of forward-looking terminology including, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” and “would,” and similar words and expressions which are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the possibility that various closing conditions set forth in the Purchase Agreement may not be satisfied or waived, including uncertainties as to the percentage of the Company’s shareholders tendering their shares in the Offer; the possibility that competing offers will be made; the possibility that the closing conditions might not be met; the risk that the Transactions may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its ordinary shares; the delay or failure of the Offer Conditions to be satisfied (or waived), including insufficient ordinary shares of LAVA being tendered in the Offer; significant costs associated with the Transactions; the risk that any shareholder or other litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; the risk that activities related to the CVR Agreement may not result in any value to the Company’s shareholders; the possibility that prior to the completion of the Transactions, LAVA’s or XOMA’s business may experience significant disruptions due to transaction-related uncertainty; the effects of disruption from the Transactions of LAVA’s business and the fact that the announcement and pendency of the Transactions may make it more difficult to establish or maintain relationships with employees, manufacturers, suppliers, vendors or business partners; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; as well as potential adverse effects on the Company’s business condition and results from general economic and market conditions and overall fluctuations in the United States and international equity markets, including as a result of inflation, heightened interest rates, recent and potential future pandemics and other health crises, and hostilities, including the Russian invasion of Ukraine and the conflict in the Middle East; and other risks and uncertainties discussed in the Company’s most recent annual and quarterly reports filed with the SEC as well as in the Company’s subsequent filings with the SEC. As a result of such risks and uncertainties, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. There can be no assurance that the Transactions will in fact be consummated. The Company cautions investors not to unduly rely on any forward-looking statements.

The forward-looking statements contained in this communication are made as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.